Exhibit 99.2

Annual Statement as to Compliance

For the Year Ended December 31, 2014

United States Department of Education

College and University Facility Loan Trust One

Pursuant to Section 206 of the Servicing Agreement governing the referenced transaction, I hereby attest that:

i.	As an officer signing this certificate I have reviewed the activities and performance of Berkadia as Special Servicer during the preceding fiscal year under the Servicing Agreement and, to the best of such officer’s knowledge, the Special Servicer has fulfilled all of the duties, responsibilities under this servicing agreement throughout such year.

ii.	I confirm that Berkadia as Special Servicer is in compliance with the requirements of Section 202.

Berkadia,

Mark E. McCool

President

February 20, 2015

Inv. 002 Lib. G

Annual Statement as to Compliance

For the Year Ended December 31, 2014

United States Department of Education

College and University Facility Loan Trust One

Pursuant to Section 206 of the Servicing Agreement governing the referenced transaction, I hereby attest that:

i.	As an officer signing this certificate I have reviewed the activities and performance of Berkadia Commercial Mortgage as Master Servicer during the preceding fiscal year under the Servicing Agreement and, to the best of such officer’s knowledge, the Servicer has fulfilled all of the duties, responsibilities under this servicing agreement throughout such year.

ii.	I confirm that Berkadia as Master Servicer is in compliance with the requirements of Section 202.

Berkadia,

Mark E. McCool

President

February 20, 2015

Inv. 2 Lib. G

Management’s Assertion Concerning Compliance

with Minimum Master Servicing Standards

February 27, 2015

As of and for the year ended December 31, 2014, Berkadia Commercial Mortgage LLC has complied, in all material respects, with the minimum master servicing standards set forth in the Company’s Master Servicing Policy (attached in Exhibit I) which were derived from the Mortgage Banker’s Association of America’s Uniform Single Attestation Program for Mortgage Bankers.

As of December 31, 2014, the Company is covered by insurance policies providing for $100 million of fidelity bond insurance and $100 million of errors and omission insurance.

Mark E. McCool

President, Commercial Real Estate Services

Berkadia Commercial Mortgage LLC

Exhibit I

Berkadia Commercial Mortgage LLC

Master Servicing Policy

I.	CUSTODIAL BANK ACCOUNTS

1.	Reconciliations shall be prepared on a monthly basis for all custodial bank accounts and related bank clearing accounts. These reconciliations shall:

•	Be mathematically accurate;

•	Be prepared within thirty (30) calendar days after the cutoff date;

•	Be reviewed and approved by someone other than the person who prepared the reconciliation; and

•	Document explanations for reconciling items. These reconciling items shall be resolved within ninety (90) calendar days of identification.

2.	Funds of the servicing entity shall be advanced as specified in the servicing agreement in cases where there is an overdraft in an investor’s or a mortgagor’s account.

3.	All cash for each custodial account shall be maintained at a federally insured depository institution in trust for the applicable investor or in an investment account in accordance with the applicable servicing agreement requirements.

4.	Escrow funds held in trust for a mortgagor shall be returned to the mortgagor within thirty (30) calendar days of payoff of the mortgage loan.

II.	MORTGAGE PAYMENTS

1.	Mortgage payments which are properly identified with the Company’s account number and which agree to the total amount of the scheduled payment due shall be deposited into the clearing bank accounts and related custodial bank accounts within two business days of receipt. Any mortgage payments which do not meet these parameters will be researched and deposited into the appropriate bank accounts within five business days of receipt.

2.	Mortgage payments made in accordance with the mortgagor’s loan documents shall be posted to the applicable mortgagor records within two business days of receipt.

III.	DISBURSEMENTS

1.	Disbursements made via wire transfer on behalf of a mortgagor or investor shall be made only by authorized personnel.

2.	Amounts remitted to investors per the servicer’s investor reports shall agree with cancelled checks, or other form of payment, or custodial bank statements.

Exhibit I

IV.	INVESTOR ACCOUNTING AND REPORTING

1.	The servicing entity’s investor reports shall agree with, or reconcile to, investors records on a monthly basis as to the total unpaid principle balance and number of loans serviced by the servicing entity.

V.	INSURANCE POLICIES

1.	A fidelity bond and errors and omissions policy shall be in effect on the servicing entity in the amount of coverage represented to investors in management’s assertion.

VI.	MONITORING OF SUBSERVICER COMPLIANCE

1.	Within 120 days of the calendar year end or subservicer’s year end, the subservicer’s management assertions about compliance with minimum servicing standards, which were derived from the Mortgage Banker’s Association of America’s Uniform Single Attestation Program for Mortgage Bankers, and the Independent Certified Public Accountants’ Report on management’s assertions shall be reviewed, and if material exceptions are found, appropriate corrective action will be taken.

2.	An annual certification from each subservicer stating that the subservicer is in compliance with its subservicing agreement shall be obtained for the previous calendar year.

Management’s Assertion Concerning Compliance

with Minimum Special Servicing Standards

February 27, 2015

As of and for the year ended December 31, 2014, Berkadia Commercial Mortgage LLC has complied, in all material respects, with the minimum special servicing standards set forth in the Company’s Special Servicing Policy (attached in Exhibit I) which were derived from the Mortgage Banker’s Association of America’s Uniform Single Attestation Program for Mortgage Bankers.

As of December 31, 2014, the Company is covered by insurance policies providing for $100 million of fidelity bond insurance and $100 million of errors and omission insurance.

Mark E. McCool

President, Commercial Real Estate Services

Berkadia Commercial Mortgage LLC

Exhibit I

Berkadia Commercial Mortgage LLC

Special Servicing Policy

I.	RECORDKEEPING

Records documenting the status of the loan shall be maintained during the period the loan is assigned to the special servicer. Such records shall describe the entity’s activities in monitoring the current status of the loan and are updated to reflect a change in status to be communicated to the investor.

II.	INSURANCE

A fidelity bond and errors and omission policy shall be in effect on the servicing entity in the amount of coverage represented to investors.

Berkadia Commercial Mortgage

College and University Loan Trust I

Collection Account Activity Report

For the Period of January 01, 2015 through January 31, 2015

Collections:
Principal Payments	—
Interest Payments	1,935.00

Total Principal and Interest Collections	1,935.00

Payments and Reversals Posted to Suspense	—

Total Collections	1,935.00

Less: Servicing Fees (not withheld from remittances)	(35.48)

Net Collections	1,899.52

Berkadia Commercial Mortgage

College & University Facility Loan Trust I

Service Fees Schedule

For the Period of January 01, 2015 through January 31, 2015

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees
1012015	20003901	COLL. OF CHAR	—	1,935.00	1,935.00	129,000.00	35.48
							—
							—
		TOTALS:	—	1,935.00	1,935.00	129,000.00	35.48

							35.48	Service Fees due

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust I

Paid-in-Full Loans

For the Period of January 01, 2015 through January 31, 2015

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date
none to report
	TOTAL:	—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Summary of Partial Prepayments

For the Period of January 01, 2015 through January 31, 2015

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount
none to report
	TOTAL:	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Trial Balance

As of January 31, 2015

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date
20001201	ATLANTIC UNION COLLEGE	3	92,870.15	5012023
20001401	AZUSA PACIFIC UNIVERSITY-1967#95-403850	3	163,000.00	4012017
20002401	BOSTON UNIVERSITY	3	369,206.80	12312022
20003901	COLLEGE OF CHARLESTON	3	129,000.00	7012016
20004401	R.I. JR. COLLEGE	3	83,500.00	4012018
20006502	FAIRLEIGH DICKINSON UNIVERSITY	3	39,428.88	11012020
20010801	LONG ISLAND UNIVERSITY	3	90,000.00	6012016
20012101	MIDDLEBURY COLLEGE	3	238,000.00	4012018
20012901	MONTEREY PENINSULA JR. COLLEGE	3	80,000.00	10012018
20013001	MONTREAT-ANDERSON COLLEGE	3	30,800.00	12012019
20016401	CALIFORNIA STATE UNIVERSITY	3	150,000.00	11012021
20016501	CALIFORNIA STATE UNIVERSITY	3	315,000.00	11012021
20016601	SARAH LAWRENCE COLLEGE	3	413,885.40	11012021
20020001	UNIVERSITY OF ALABAMA	3	686,000.00	5012021
20021301	UNIVERSITY OF MONTEVALLO	3	113,000.00	5012023
20022701	UNIVERSITY OF VERMONT	3	847,000.00	10012019

			3,840,691.23

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust I

Delinquency Report (60+Days)

As of January 31, 2015

Loan Number	Borrower Name	Next Payment Due	P and I Due	Current UPB
no delinquencies as of January 31st
TOTAL			—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Liquidation Report

As of January 31, 2015

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust I

Collection Account Activity Report

For the Period of February 01, 2015 through February 28, 2015

Collections:
Principal Payments	—
Interest Payments	—

Total Principal and Interest Collections	—

Payments and Reversals Posted to Suspense	—

Total Collections	—

Less: Servicing Fees (not withheld from remittances)	—

Net Collections	—

Berkadia Commercial Mortgage

College & University Facility Loan Trust I

Service Fees Schedule

For the Period of February 01, 2015 through February 28, 2015

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees
no data for February							—
—
—
		TOTALS:	—	—	—	—	—

							—	Service Fees due

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust I

Paid-in-Full Loans

For the Period of February 01, 2015 through February 28, 2015

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date
none to report
	TOTAL:	—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Summary of Partial Prepayments

For the Period of February 01, 2015 through February 28, 2015

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount
none to report
	TOTAL:	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Trial Balance

As of February 28, 2015

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date
20001201	ATLANTIC UNION COLLEGE	3	92,870.15	5012023
20001401	AZUSA PACIFIC UNIVERSITY-1967#95-403850	3	163,000.00	4012017
20002401	BOSTON UNIVERSITY	3	369,206.80	12312022
20003901	COLLEGE OF CHARLESTON	3	129,000.00	7012016
20004401	R.I. JR. COLLEGE	3	83,500.00	4012018
20006502	FAIRLEIGH DICKINSON UNIVERSITY	3	39,428.88	11012020
20010801	LONG ISLAND UNIVERSITY	3	90,000.00	6012016
20012101	MIDDLEBURY COLLEGE	3	238,000.00	4012018
20012901	MONTEREY PENINSULA JR. COLLEGE	3	80,000.00	10012018
20013001	MONTREAT-ANDERSON COLLEGE	3	30,800.00	12012019
20016401	CALIFORNIA STATE UNIVERSITY	3	150,000.00	11012021
20016501	CALIFORNIA STATE UNIVERSITY	3	315,000.00	11012021
20016601	SARAH LAWRENCE COLLEGE	3	413,885.40	11012021
20020001	UNIVERSITY OF ALABAMA	3	686,000.00	5012021
20021301	UNIVERSITY OF MONTEVALLO	3	113,000.00	5012023
20022701	UNIVERSITY OF VERMONT	3	847,000.00	10012019

			3,840,691.23

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust I

Delinquency Report (60+Days)

As of February 28, 2015

Loan Number	Borrower Name	Next Payment Due	P and I Due	Current UPB
no delinquencies as of February 28th
TOTAL			—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Liquidation Report

As of February 28, 2015

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust I

Collection Account Activity Report

For the Period of March 01, 2015 through March 31, 2015

Collections:
Principal Payments	—
Interest Payments	1,200.00

Total Principal and Interest Collections	1,200.00

Payments and Reversals Posted to Suspense	—

Total Collections	1,200.00

Less: Servicing Fees (not withheld from remittances)	—

Net Collections	1,200.00

Berkadia Commercial Mortgage

College & University Facility Loan Trust I

Service Fees Schedule

For the Period of March 01, 2015 through March 31, 2015

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees
no data for March							—
—
—
		TOTALS:	—	—	—	—	—

							—	Service Fees due

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust I

Paid-in-Full Loans

For the Period of March 01, 2015 through March 31, 2015

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date
none to report
	TOTAL:	—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Summary of Partial Prepayments

For the Period of March 01, 2015 through March 31, 2015

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount
none to report
	TOTAL:	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Trial Balance

As of March 31, 2015

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date
20001201	ATLANTIC UNION COLLEGE	3	92,870.15	5012023
20001401	AZUSA PACIFIC UNIVERSITY-1967#95-403850	3	163,000.00	4012017
20002401	BOSTON UNIVERSITY	3	369,206.82	12312022
20003901	COLLEGE OF CHARLESTON	3	129,000.00	7012016
20004401	R.I. JR. COLLEGE	3	83,500.00	4012018
20006502	FAIRLEIGH DICKINSON UNIVERSITY	3	39,428.88	11012020
20010801	LONG ISLAND UNIVERSITY	3	90,000.00	6012016
20012101	MIDDLEBURY COLLEGE	3	238,000.00	4012018
20012901	MONTEREY PENINSULA JR. COLLEGE	3	80,000.00	10012018
20013001	MONTREAT-ANDERSON COLLEGE	3	30,800.00	12012019
20016401	CALIFORNIA STATE UNIVERSITY	3	150,000.00	11012021
20016501	CALIFORNIA STATE UNIVERSITY	3	315,000.00	11012021
20016601	SARAH LAWRENCE COLLEGE	3	413,885.41	11012021
20020001	UNIVERSITY OF ALABAMA	3	686,000.00	5012021
20021301	UNIVERSITY OF MONTEVALLO	3	113,000.00	5012023
20022701	UNIVERSITY OF VERMONT	3	847,000.00	10012019

			3,840,691.26

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust I

Delinquency Report (60+Days)

As of March 31, 2015

Loan Number	Borrower Name	Next Payment Due	P and I Due	Current UPB
no delinquencies as of March 31st
TOTAL			—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Liquidation Report

As of March 31, 2015

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust I

Collection Account Activity Report

For the Period of April 01, 2015 through April 30, 2015

Collections:
Principal Payments	279,168.85
Interest Payments	27,573.83

Total Principal and Interest Collections	306,742.68

Payments and Reversals Posted to Suspense	—

Total Collections	306,742.68

Less: Servicing Fees (not withheld from remittances)	(388.17)

Net Collections	306,354.51

Berkadia Commercial Mortgage

College & University Facility Loan Trust I

Service Fees Schedule

For the Period of April 01, 2015 through April 30, 2015

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees
4012015	20001401	AZUSA UNIVERS	50,000.00	2,445.00	52,445.00	163,000.00	44.83
4012015	20004401	R.I. JR. COLL	12,500.00	1,252.50	13,752.50	83,500.00	22.96
4012015	20012101	MIDDLEBURY CO	33,000.00	3,570.00	36,570.00	238,000.00	65.45
4012015	20012901	MONTEREY JR C	—	1,200.00	1,200.00	80,000.00	22.00
4012015	20022701	UNIV OF VERMO	79,000.00	12,705.00	91,705.00	847,000.00	232.93
							—
							—
							—
							—
							—
							—

		TOTALS:	174,500.00	21,172.50	195,672.50	1,411,500.00	388.17

							388.17	Service Fees due

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust I

Paid-in-Full Loans

For the Period of April 01, 2015 through April 30, 2015

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date
20004401	4/13/2015	84,752.50	83,500.00	1,252.50		4012018
	TOTAL:	84,752.50	83,500.00	1,252.50	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Summary of Partial Prepayments

For the Period of April 01, 2015 through April 30, 2015

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount
none to report
	TOTAL:	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Trial Balance

As of April 30, 2015

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date
20001201	ATLANTIC UNION COLLEGE	3	88,272.76	5012023
20001401	AZUSA PACIFIC UNIVERSITY-1967#95-403850	3	113,000.00	4012017
20002401	BOSTON UNIVERSITY	3	369,206.80	12312022
20003901	COLLEGE OF CHARLESTON	3	129,000.00	7012016
20006502	FAIRLEIGH DICKINSON UNIVERSITY	3	39,428.88	11012020
20010801	LONG ISLAND UNIVERSITY	3	90,000.00	6012016
20012101	MIDDLEBURY COLLEGE	3	205,000.00	4012018
20012901	MONTEREY PENINSULA JR. COLLEGE	3	80,000.00	10012018
20013001	MONTREAT-ANDERSON COLLEGE	3	30,800.00	12012019
20016401	CALIFORNIA STATE UNIVERSITY	3	150,000.00	11012021
20016501	CALIFORNIA STATE UNIVERSITY	3	315,000.00	11012021
20016601	SARAH LAWRENCE COLLEGE	3	384,814.00	11012021
20020001	UNIVERSITY OF ALABAMA	3	686,000.00	5012021
20021301	UNIVERSITY OF MONTEVALLO	3	113,000.00	5012023
20022701	UNIVERSITY OF VERMONT	3	768,000.00	10012019

			3,561,522.44

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust I

Delinquency Report (60+Days)

As of April 30, 2015

Loan Number	Borrower Name	Next Payment Due	P and I Due	Current UPB
no delinquencies as of April 30th
TOTAL			—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Liquidation Report

As of April 30, 2015

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust I

Collection Account Activity Report

For the Period of May 01, 2015 through May 31, 2015

Collections:
Principal Payments	98,023.39
Interest Payments	17,856.43

Total Principal and Interest Collections	115,879.82

Payments and Reversals Posted to Suspense	9,140.40

Total Collections	125,020.22

Less: Servicing Fees (not withheld from remittances)	(466.73)

Net Collections	124,553.49

Berkadia Commercial Mortgage

College & University Facility Loan Trust I

Service Fees Schedule

For the Period of May 01, 2015 through May 31, 2015

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees
5012015	20001201	ATLANTIC UNIO	4,597.39	1,393.05	5,990.44	92,870.15	25.54
5012015	20006502	FAIRLEIGH DIC	3,023.39	591.43	3,614.82	39,428.88	10.84
5012015	20016401	CALIFORNIA ST	—	2,250.00	2,250.00	150,000.00	41.25
5012015	20016501	CALIFORNIA ST	—	4,725.00	4,725.00	315,000.00	86.63
5012015	20016601	SARAH LAWRENC	29,071.46	6,208.28	35,279.74	413,885.41	113.82
5012015	20020001	UNIV. OF ALAB	95,000.00	10,290.00	105,290.00	686,000.00	188.65
5012015	20021301	UNIV OF MONTE	11,000.00	1,695.00	12,695.00	113,000.00	31.08
							—
							—
							—
							—
		TOTALS:	142,692.24	27,152.76	169,845.00	1,810,184.44	497.81

5012015	20021301	UNIV OF MONTE	11,000.00	1,695.00	12,695.00	113,000.00	(31.08)	unpaid

							466.73	Service Fees due

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust I

Paid-in-Full Loans

For the Period of May 01, 2015 through May 31, 2015

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date
none to report
	TOTAL:	—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Summary of Partial Prepayments

For the Period of May 01, 2015 through May 31, 2015

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount
none to report
	TOTAL:	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Trial Balance

As of May 31, 2015

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date
20001201	ATLANTIC UNION COLLEGE	3	88,272.76	5012023
20001401	AZUSA PACIFIC UNIVERSITY-1967#95-403850	3	113,000.00	4012017
20002401	BOSTON UNIVERSITY	3	369,206.82	12312022
20003901	COLLEGE OF CHARLESTON	3	129,000.00	7012016
20006502	FAIRLEIGH DICKINSON UNIVERSITY	3	36,405.49	11012020
20010801	LONG ISLAND UNIVERSITY	3	90,000.00	6012016
20012101	MIDDLEBURY COLLEGE	3	205,000.00	4012018
20012901	MONTEREY PENINSULA JR. COLLEGE	3	80,000.00	10012018
20013001	MONTREAT-ANDERSON COLLEGE	3	30,800.00	12012019
20016401	CALIFORNIA STATE UNIVERSITY	3	150,000.00	11012021
20016501	CALIFORNIA STATE UNIVERSITY	3	315,000.00	11012021
20016601	SARAH LAWRENCE COLLEGE	3	384,813.95	11012021
20020001	UNIVERSITY OF ALABAMA	3	591,000.00	5012021
20021301	UNIVERSITY OF MONTEVALLO	3	113,000.00	5012023
20022701	UNIVERSITY OF VERMONT	3	768,000.00	10012019

			3,463,499.02

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust I

Delinquency Report (60+Days)

As of May 31, 2015

Loan Number	Borrower Name	Next Payment Due	P and I Due	Current UPB
20021301	UNIV OF MONTEVALLO	5/1/2015	12,695.00	113,000.00
TOTAL			12,695.00	113,000.00

Berkadia Commercial Mortgage

College and University Loan Trust I

Liquidation Report

As of May 31, 2015

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust I

Collection Account Activity Report

For the Period of December 01, 2014 through December 31, 2014

Collections:
Principal Payments	20,284.55
Interest Payments	7,192.37

Total Principal and Interest Collections	27,476.92

Payments and Reversals Posted to Suspense	—

Total Collections	27,476.92

Less: Servicing Fees (not withheld from remittances)	(141.10)

Net Collections	27,335.82

Berkadia Commercial Mortgage

College & University Facility Loan Trust I

Service Fees Schedule

For the Period of December 01, 2014 through December 31, 2014

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees
12302014	20002401	BOSTON UNIVER	20,284.55	5,842.37	26,126.92	389,491.37	107.11
12012014	20010801	LONG ISLAND U	—	1,350.00	1,350.00	90,000.00	24.75
12012014	20013001	MONTREAT-ANDE	2,800.00	504.00	3,304.00	33,600.00	9.24
							—
		TOTALS:	23,084.55	7,696.37	30,780.92	513,091.37	141.10

							141.10	Service Fees due

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust I

Paid-in-Full Loans

For the Period of December 01, 2014 through December 31, 2014

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date
none to report
	TOTAL:	—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Summary of Partial Prepayments

For the Period of December 01, 2014 through December 31, 2014

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount
none to report
	TOTAL:	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Trial Balance

As of December 31, 2014

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date
20001201	ATLANTIC UNION COLLEGE	3	92,870.15	5012023
20001401	AZUSA PACIFIC UNIVERSITY-1967#95-403850	3	163,000.00	4012017
20002401	BOSTON UNIVERSITY	3	369,206.82	12312022
20003901	COLLEGE OF CHARLESTON	3	129,000.00	7012016
20004401	R.I. JR. COLLEGE	3	83,500.00	4012018
20006502	FAIRLEIGH DICKINSON UNIVERSITY	3	39,428.88	11012020
20010801	LONG ISLAND UNIVERSITY	3	90,000.00	6012016
20012101	MIDDLEBURY COLLEGE	3	238,000.00	4012018
20012901	MONTEREY PENINSULA JR. COLLEGE	3	80,000.00	10012018
20013001	MONTREAT-ANDERSON COLLEGE	3	30,800.00	12012019
20016401	CALIFORNIA STATE UNIVERSITY	3	150,000.00	11012021
20016501	CALIFORNIA STATE UNIVERSITY	3	315,000.00	11012021
20016601	SARAH LAWRENCE COLLEGE	3	413,885.41	11012021
20020001	UNIVERSITY OF ALABAMA	3	686,000.00	5012021
20021301	UNIVERSITY OF MONTEVALLO	3	113,000.00	5012023
20022701	UNIVERSITY OF VERMONT	3	847,000.00	10012019

			3,840,691.26

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust I

Delinquency Report (60+Days)

As of December 31, 2014

Loan Number	Borrower Name	Next Payment Due	P and I Due	Current UPB
no delinquencies as of December 31st
TOTAL			—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Liquidation Report

As of December 31, 2014

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report for January 2015

Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Trust Wires	ACH Debits and Other Wires
20150102	1012015	20003901	COLLEGE OF CHARLESTON	0.00	1,935.00	1,935.00	129,000.00	—	1,935.00	—	1,935.00
											—
											—
System Credits 1/2												1,935.00

System Debits 1/2												—

Bank Credit 1/2													26,126.92

Bank Debit 1/2

Bank Debit 1/2 (service fees)															527.82

Trustee Wire 1/2														25,599.10

											—
											—
											—
System Credits 1/5												—

System Debits 1/5												—

Bank Credit 1/5													1,935.00

Bank Debit 1/5

Bank Debit 1/5

Trustee Wire 1/5														1,935.00

			TOTALS:	—	1,935.00	1,935.00	129,000.00	—	1,935.00	—	1,935.00	1,935.00	28,061.92	27,534.10	527.82

Loans Due in Current Period and Paid in Prior Period:
			TOTALS:	—	—	—	—

Loans Due in Current Period Not Yet Paid:
			TOTALS:	—	—	—	—

			GRAND TOTAL:	—	1,935.00	1,935.00	129,000.00

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report Reconciliation

January-15

Total System Credits @ 1/31		1,935.00

Total Bank Credits @ 1/31		28,061.92

12/31/14	in transit	(26,126.92)
	payment reversal
	payment reversal
	funds movement adjustment
	payment reversal
	payment reversal
	funds movement adjustment
	overdraft recovery
	funds movement adjustment
	funds movement adjustment
	funds movement adjustment
	Direct to Lender posting
	Direct to Lender posting
	Direct to Lender posting
	Direct to Lender posting
	in transit

Adjusted Bank Credits:		1,935.00

		—

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report Reconciliation

January-15

Total Bank Credits @ 1/31		28,061.92

Total Debits to Trustee @ 1/31		27,534.10

01/02/15	Service Fee	527.82
	Inspection Fees
	Trust Expense
	payment reversal
	overdraft recovery
	payment reversal
	funds movement adjustment
	payment reversal
	payment reversal
	funds movement adjustment
	overdraft recovery
	funds movement adjustment
	funds movement adjustment
	funds movement adjustment
Adjusted Debits to Trustee		28,061.92

		—

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report for February 2015

Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Trust Wires	ACH Debits and Other Wires
no data for February	—
—
—
System Credits 2/2	—

System Debits 2/2	—

Bank Credit 2/2

Bank Debit 2/2

Bank Debit 2/2 (service fees)

Trustee Wire 2/2

—
—
—
System Credits 2/3	—

System Debits 2/3	—

Bank Credit 2/3

Bank Debit 2/3

Bank Debit 2/3

Trustee Wire 2/3

TOTALS:	—	—	—	—	—	—	—	—	—	—	—	—

Loans Due in Current Period and Paid in Prior Period:

TOTALS:	—	—	—	—

Loans Due in Current Period Not Yet Paid:

TOTALS:	—	—	—	—

GRAND TOTAL:	—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report Reconciliation

February-15

Total System Credits @ 2/28	—

Total Bank Credits @ 2/28	—

in transit
payment reversal
payment reversal
funds movement adjustment
payment reversal
payment reversal
funds movement adjustment
overdraft recovery
funds movement adjustment
funds movement adjustment
funds movement adjustment
Direct to Lender posting
Direct to Lender posting
Direct to Lender posting
Direct to Lender posting
in transit

Adjusted Bank Credits:	—

—

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report Reconciliation

February-15

Total Bank Credits @ 2/28	—

Total Debits to Trustee @ 2/28	—

Service Fee
Inspection Fees
Trust Expense
payment reversal
overdraft recovery
payment reversal
funds movement adjustment
payment reversal
payment reversal
funds movement adjustment
overdraft recovery
funds movement adjustment
funds movement adjustment
funds movement adjustment
Adjusted Debits to Trustee	—

—

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report for March 2015

Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Trust Wires	ACH Debits and Other Wires
20150323	4012015	20012901	MONTEREY PENINSULA JR. COLLEGE					—	1,200.00	—	1,200.00
											—
											—
	System Credits 3/23											1,200.00

	System Debits 3/23											—

	Bank Credit 3/2

	Bank Debit 3/2

	Bank Debit 3/2

	Trustee Wire 3/2

											—
											—
											—
	System Credits 3/24											—

	System Debits 3/24											—

	Bank Credit 3/24												1,200.00

	Bank Debit 3/24 (service fees)														446.58

	Bank Debit 3/24

	Trustee Wire 3/24													753.42

			TOTALS:	—	—	—	—	—	1,200.00	—	1,200.00	1,200.00	1,200.00	753.42	446.58

	Loans Due in Current Period and Paid in Prior Period:
	none
			TOTALS:	—	—	—	—

	Loans Due in Current Period Not Yet Paid:
	none
			TOTALS:	—	—	—	—

			GRAND TOTAL:	—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report Reconciliation

March-15

Total System Credits @ 3/31	1,200.00

Total Bank Credits @ 3/31	1,200.00

in transit
payment reversal
payment reversal
funds movement adjustment
payment reversal
payment reversal
funds movement adjustment
overdraft recovery
funds movement adjustment
funds movement adjustment
funds movement adjustment
Direct to Lender posting
Direct to Lender posting
Direct to Lender posting
Direct to Lender posting
in transit

Adjusted Bank Credits:	1,200.00

—

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report Reconciliation

March-15

Total Bank Credits @ 3/31		1,200.00

Total Debits to Trustee @ 3/31		753.42

03/24/15	Service Fee	446.58
	Inspection Fees
	Trust Expense
	payment reversal
	overdraft recovery
	payment reversal
	funds movement adjustment
	payment reversal
	payment reversal
	funds movement adjustment
	overdraft recovery
	funds movement adjustment
	funds movement adjustment
	funds movement adjustment
Adjusted Debits to Trustee		1,200.00

		—

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report for April 2015

Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Trust Wires	ACH Debits and Other Wires
20150401	4012015	20001401	AZUSA PACIFIC UNIVERSITY- 1967#95-403850	50,000.00	2,445.00	52,445.00	163,000.00	50,000.00	2,445.00	—	52,445.00
20150401	4012015	20012101	MIDDLEBURY COLLEGE	33,000.00	3,570.00	36,570.00	238,000.00	33,000.00	3,570.00	—	36,570.00
											—
System Credits 4/1												89,015.00

System Debits 4/1												—

Bank Credit 4/1

Bank Debit 4/1

Bank Debit 4/1

Trustee Wire 4/1

20150409	0	20004401	R.I. JR. COLLEGE					—	—	84,752.50	84,752.50
											—
											—
System Credits 4/9												84,752.50

System Debits 4/9												—

Bank Credit 4/2													89,015.00

Bank Debit 4/2 (service fees)

Bank Debit 4/2

Trustee Wire 4/2														89,015.00

20150413	0	20004401	R.I. JR. COLLEGE					—	—	(84,752.50)	(84,752.50)
20150413	0	20004401	R.I. JR. COLLEGE	12,500.00	1,252.50	13,752.50	83,500.00	83,500.00	1,252.50	—	84,752.50
											—
											—
System Credits 4/13												84,752.50

System Debits 4/13												(84,752.50)

Bank Credit 4/10													84,752.50

Bank Debit 4/10

Bank Debit 4/10

Trustee Wire 4/10														84,752.50

20150417	5012015	20016601	SARAH LAWRENCE COLLEGE					29,071.46	6,208.28	—	35,279.74
											—
											—
System Credits 4/17												35,279.74

System Debits 4/17												—

Bank Credit 4/14													84,752.50

Bank Debit 4/14 (payment reversal)															84,752.50

Bank Debit 4/14

Trustee Wire 4/14

20150421	5012015	20001201	ATLANTIC UNION COLLEGE					4,597.39	1,393.05	—	5,990.44
20150421	4012015	20022701	UNIVERSITY OF VERMONT	79,000.00	12,705.00	91,705.00	847,000.00	79,000.00	12,705.00	—	91,705.00
											—
											—
System Credits 4/21												97,695.44

System Debits 4/21												—

Bank Credit 4/20													35,279.74

Bank Debit 4/20

Bank Debit 4/20

Trustee Wire 4/20														35,279.74

											—
											—
System Credits 4/22												—

System Debits 4/22												—

Bank Credit 4/22													5,990.44

Bank Debit 4/22

Bank Debit 4/22

Trustee Wire 4/22														5,990.44

			TOTALS:	174,500.00	19,972.50	194,472.50	1,331,500.00	279,168.85	27,573.83	—	306,742.68	306,742.68	299,790.18	215,037.68	84,752.50

Loans Due in Current Period and Paid in Prior Period:
	4012015	20012901	MONTEREY JR C	—	1,200.00	1,200.00	80,000.00
			TOTALS:	—	1,200.00	1,200.00	80,000.00

Loans Due in Current Period Not Yet Paid:
	none
			TOTALS:	—	—	—	—

			GRAND TOTAL:	174,500.00	21,172.50	195,672.50	1,411,500.00

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report Reconciliation

April-15

Total System Credits @ 4/30		306,742.68

Total Bank Credits @ 4/30		299,790.18

	in transit
04/14/15	payment reversal	(84,752.50)
	payment reversal
	funds movement adjustment
	payment reversal
	payment reversal
	funds movement adjustment
	overdraft recovery
	funds movement adjustment
	funds movement adjustment
	funds movement adjustment
04/21/15	Direct to Lender posting	91,705.00
	Direct to Lender posting
	Direct to Lender posting
	Direct to Lender posting
	in transit

Adjusted Bank Credits:		306,742.68

		—

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report Reconciliation

April-15

Total Bank Credits @ 4/30		299,790.18

Total Debits to Trustee @ 4/30		215,037.68

	Service Fee
	Inspection Fees
	Trust Expense
04/14/15	payment reversal	84,752.50
	overdraft recovery
	payment reversal
	funds movement adjustment
	payment reversal
	payment reversal
	funds movement adjustment
	overdraft recovery
	funds movement adjustment
	funds movement adjustment
	funds movement adjustment
Adjusted Debits to Trustee		299,790.18

		—

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report for May 2015

Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Trust Wires	ACH Debits and Other Wires
20150501	5012015	20006502	FAIRLEIGH DICKINSON UNIVERSITY	3,023.39	591.43	3,614.82	39,428.88	3,023.39	591.43	—	3,614.82
20150501	5012015	20016401	CALIFORNIA STATE UNIVERSITY	—	2,250.00	2,250.00	150,000.00	—	2,250.00	—	2,250.00
20150501	5012015	20016501	CALIFORNIA STATE UNIVERSITY	—	4,725.00	4,725.00	315,000.00	—	4,725.00	—	4,725.00
20150501	5012015	20020001	UNIVERSITY OF ALABAMA	95,000.00	10,290.00	105,290.00	686,000.00	95,000.00	10,290.00	—	105,290.00
20150501	0	20021301	UNIVERSITY OF MONTEVALLO					—	—	9,140.40	9,140.40
System Credits 5/1												125,020.22

System Debits 5/1												—

Bank Credit 5/1

Bank Debit 5/1

Bank Debit 5/1

Trustee Wire 5/1

											—
											—
											—
System Credits 5/4												—

System Debits 5/4												—

Bank Credit 5/4													125,020.22

Bank Debit 5/4 (service fees)

Bank Debit 5/4

Trustee Wire 5/4														125,020.22

			TOTALS:	98,023.39	17,856.43	115,879.82	1,190,428.88	98,023.39	17,856.43	9,140.40	125,020.22	125,020.22	125,020.22	125,020.22	—

Loans Due in Current Period and Paid in Prior Period:
	05012015	20001201	ATLANTIC UNIO	4,597.39	1,393.05	5,990.44	92,870.15
	05012015	20016601	SARAH LAWRENC	29,071.46	6,208.28	35,279.74	413,885.41
			TOTALS:	33,668.85	7,601.33	41,270.18	506,755.56

Loans Due in Current Period Not Yet Paid:
	05012015	20021301	UNIV OF MONTE	11,000.00	1,695.00	12,695.00	113,000.00
			TOTALS:	11,000.00	1,695.00	12,695.00	113,000.00

			GRAND TOTAL:	142,692.24	27,152.76	169,845.00	1,810,184.44

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report Reconciliation

May-15

Total System Credits @ 5/31	125,020.22

Total Bank Credits @ 5/31	125,020.22

in transit
payment reversal
payment reversal
funds movement adjustment
payment reversal
payment reversal
funds movement adjustment
overdraft recovery
funds movement adjustment
funds movement adjustment
funds movement adjustment
Direct to Lender posting
Direct to Lender posting
Direct to Lender posting
Direct to Lender posting
in transit

Adjusted Bank Credits:	125,020.22

—

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report Reconciliation

May-15

Total Bank Credits @ 5/31	125,020.22

Total Debits to Trustee @ 5/31	125,020.22

Service Fee
Inspection Fees
Trust Expense
payment reversal
overdraft recovery
payment reversal
funds movement adjustment
payment reversal
payment reversal
funds movement adjustment
overdraft recovery
funds movement adjustment
funds movement adjustment
funds movement adjustment
Adjusted Debits to Trustee	125,020.22

—

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report for December 2014

Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Trust Wires	ACH Debits and Other Wires
20141201	12012014	20010801	LONG ISLAND UNIVERSITY	0.00	1,350.00	1,350.00	90,000.00	—	1,350.00	—	1,350.00
											—
											—
System Credits 12/1												1,350.00

System Debits 12/1												—

Bank Credit 12/1

Bank Debit 12/1

Bank Debit 12/1

Trustee Wire 12/1

20141231	12302014	20002401	BOSTON UNIVERSITY	20,284.55	5,842.37	26,126.92	389,491.37	20,284.55	5,842.37	—	26,126.92
											—
											—
System Credits 12/31												26,126.92

System Debits 12/31												—

Bank Credit 12/2													1,350.00

Bank Debit 12/2 (inspection fees)															405.00

Bank Debit 12/2

Trustee Wire 12/2														945.00

			TOTALS:	20,284.55	7,192.37	27,476.92	479,491.37	20,284.55	7,192.37	—	27,476.92	27,476.92	1,350.00	945.00	405.00

Loans Due in Current Period and Paid in Prior Period:
	12012014	20013001	MONTREAT-ANDE	2,800.00	504.00	3,304.00	33,600.00
			TOTALS:	2,800.00	504.00	3,304.00	33,600.00

Loans Due in Current Period Not Yet Paid:
			TOTALS:	—	—	—	—

			GRAND TOTAL:	23,084.55	7,696.37	30,780.92	513,091.37

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report Reconciliation

December-14

Total System Credits @ 12/31		27,476.92

Total Bank Credits @ 12/31		1,350.00

	in transit
	payment reversal
	payment reversal
	funds movement adjustment
	payment reversal
	payment reversal
	funds movement adjustment
	overdraft recovery
	funds movement adjustment
	funds movement adjustment
	funds movement adjustment
	Direct to Lender posting
	Direct to Lender posting
	Direct to Lender posting
	Direct to Lender posting
12/31/14	in transit	26,126.92

Adjusted Bank Credits:		27,476.92

		—

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report Reconciliation

December-14

Total Bank Credits @ 12/31		1,350.00

Total Debits to Trustee @ 12/31		945.00

	Service Fee
12/02/15	Inspection Fees	405.00
	Trust Expense
	payment reversal
	overdraft recovery
	payment reversal
	funds movement adjustment
	payment reversal
	payment reversal
	funds movement adjustment
	overdraft recovery
	funds movement adjustment
	funds movement adjustment
	funds movement adjustment
Adjusted Debits to Trustee		1,350.00

		—

Berkadia Commercial Mortgage

College and University Loan Trust I

Collection Account Activity Report

For the Period of June 01, 2015 through June 30, 2015

Collections:
Principal Payments	68,588.82
Interest Payments	7,350.10

Total Principal and Interest Collections	75,938.92

Payments and Reversals Posted to Suspense	—

Total Collections	75,938.92

Less: Servicing Fees (not withheld from remittances)	(134.75)

Net Collections	75,804.17

Berkadia Commercial Mortgage

College & University Facility Loan Trust I

Service Fees Schedule

For the Period of June 01, 2015 through June 30, 2015

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees
06302015	20002401	BOSTON UNIVER	20,588.82	5,538.10	26,126.92	369,206.82	101.53
06012015	20010801	LONG ISLAND U	45,000.00	1,350.00	46,350.00	90,000.00	24.75
06012015	20013001	MONTREAT-ANDE	3,000.00	462.00	3,462.00	30,800.00	8.47
							—
							—
							—
							—
							—
							—
							—
							—
		TOTALS:	68,588.82	7,350.10	75,938.92	490,006.82	134.75

							134.75	Service Fees due
SF STILL DUE:

5012015	20021301	UNIV OF MONTE	11,000.00	1,695.00	12,695.00	113,000.00	31.08

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust I

Paid-in-Full Loans

For the Period of June 01, 2015 through June 30, 2015

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date
none to report
	TOTAL:	—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Summary of Partial Prepayments

For the Period of June 01, 2015 through June 30, 2015

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount
none to report
	TOTAL:	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Trial Balance

As of June 30, 2015

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date
20001201	ATLANTIC UNION COLLEGE	3	88,272.76	5012023
20001401	AZUSA PACIFIC UNIVERSITY-1967#95-403850	3	113,000.00	4012017
20002401	BOSTON UNIVERSITY	3	348,618.00	12312022
20003901	COLLEGE OF CHARLESTON	3	129,000.00	7012016
20006502	FAIRLEIGH DICKINSON UNIVERSITY	3	36,405.49	11012020
20010801	LONG ISLAND UNIVERSITY	3	45,000.00	6012016
20012101	MIDDLEBURY COLLEGE	3	205,000.00	4012018
20012901	MONTEREY PENINSULA JR. COLLEGE	3	80,000.00	10012018
20013001	MONTREAT-ANDERSON COLLEGE	3	27,800.00	12012019
20016401	CALIFORNIA STATE UNIVERSITY	3	150,000.00	11012021
20016501	CALIFORNIA STATE UNIVERSITY	3	315,000.00	11012021
20016601	SARAH LAWRENCE COLLEGE	3	384,813.95	11012021
20020001	UNIVERSITY OF ALABAMA	3	591,000.00	5012021
20021301	UNIVERSITY OF MONTEVALLO	3	113,000.00	5012023
20022701	UNIVERSITY OF VERMONT	3	768,000.00	10012019

			3,394,910.20

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust I

Delinquency Report (60+Days)

As of June 30, 2015

Loan Number	Borrower Name	Next Payment Due	P and I Due	Current UPB
20021301	UNIV OF MONTEVALLO	5/1/2015	12,695.00	113,000.00
TOTAL			12,695.00	113,000.00

Berkadia Commercial Mortgage

College and University Loan Trust I

Liquidation Report

As of June 30, 2015

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report for June 2015

Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Trust Wires	ACH Debits and Other Wires
20150601	6012015	20010801	LONG ISLAND UNIVERSITY	45,000.00	1,350.00	46,350.00	90,000.00	45,000.00	1,350.00	—	46,350.00
											—
											—
											—
											—
System Credits 6/1												46,350.00

System Debits 6/1												—

Bank Credit 6/1

Bank Debit 6/1

Bank Debit 6/1

Trustee Wire 6/1

20150602	6012015	20013001	MONTREAT-ANDERSON COLLEGE	3,000.00	462.00	3,462.00	30,800.00	3,000.00	462.00	—	3,462.00
											—
											—
System Credits 6/2												3,462.00

System Debits 6/2												—

Bank Credit 6/2													46,350.00

Bank Debit 6/2 (service fees)															388.17

Bank Debit 6/2

Trustee Wire 6/2														45,961.83

20150630	6302015	20002401	BOSTON UNIVERSITY	20,588.82	5,538.10	26,126.92	369,206.80	20,588.82	5,538.10	—	26,126.92
											—
											—
											—
System Credits 6/30												26,126.92

System Debits 6/30												—

Bank Credit 6/3													3,462.00

Bank Debit 6/3

Bank Debit 6/3

Trustee Wire 6/3														3,462.00

			TOTALS:	68,588.82	7,350.10	75,938.92	490,006.80	68,588.82	7,350.10	—	75,938.92	75,938.92	49,812.00	49,423.83	388.17

Loans Due in Current Period and Paid in Prior Period:

	none
			TOTALS:	—	—	—	—

Loans Due in Current Period Not Yet Paid:

	none
			TOTALS:	—	—	—	—

			GRAND TOTAL:	68,588.82	7,350.10	75,938.92	490,006.80

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report Reconciliation

June-15

Total System Credits @ 6/30		75,938.92

Total Bank Credits @ 6/30		49,812.00

	in transit
	payment reversal
	payment reversal
	funds movement adjustment
	payment reversal
	payment reversal
	funds movement adjustment
	overdraft recovery
	funds movement adjustment
	funds movement adjustment
	funds movement adjustment
	Direct to Lender posting
	Direct to Lender posting
	Direct to Lender posting
	Direct to Lender posting
06/30/15	in transit	26,126.92

Adjusted Bank Credits:		75,938.92

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report Reconciliation

June-15

Total Bank Credits @ 6/30		49,812.00

Total Debits to Trustee @ 6/30		49,423.83

06/02/15	Service Fee	388.17
	Inspection Fees
	Trust Expense
	payment reversal
	overdraft recovery
	payment reversal
	funds movement adjustment
	payment reversal
	payment reversal
	funds movement adjustment
	overdraft recovery
	funds movement adjustment
	funds movement adjustment
	funds movement adjustment
Adjusted Debits to Trustee		49,812.00

Berkadia Commercial Mortgage

College and University Loan Trust I

Collection Account Activity Report

For the Period of July 01, 2015 through July 31, 2015

Collections:
Principal Payments	71,445.40
Interest Payments	3,630.00

Total Principal and Interest Collections	75,075.40

Payments and Reversals Posted to Suspense	(9,140.40)

Total Collections	65,935.00

Less: Servicing Fees (not withheld from remittances)	(66.56)

Net Collections	65,868.44

Berkadia Commercial Mortgage

College & University Facility Loan Trust I

Service Fees Schedule

For the Period of July 01, 2015 through July 31, 2015

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees
07012015	20003901	COLL. OF CHAR	64,000.00	1,935.00	65,935.00	129,000.00	35.48
							—
							—
							—
							—
							—
							—
							—
							—
							—
							—
		TOTALS:	64,000.00	1,935.00	65,935.00	129,000.00	35.48

5012015	20021301	UNIV OF MONTE	11,000.00	1,695.00	12,695.00	113,000.00	31.08	pd 7/2

							66.56	Service Fees due

SF STILL DUE:

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust I

Paid-in-Full Loans

For the Period of July 01, 2015 through July 31, 2015

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date
none to report
	TOTAL:	—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Summary of Partial Prepayments

For the Period of July 01, 2015 through July 31, 2015

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount
none to report
	TOTAL:	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Trial Balance

As of July 31, 2015

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date
20001201	ATLANTIC UNION COLLEGE	3	88,272.76	5012023
20001401	AZUSA PACIFIC UNIVERSITY-1967#95-403850	3	113,000.00	4012017
20002401	BOSTON UNIVERSITY	3	348,618.00	12312022
20003901	COLLEGE OF CHARLESTON	3	65,000.00	7012016
20006502	FAIRLEIGH DICKINSON UNIVERSITY	3	36,405.49	11012020
20010801	LONG ISLAND UNIVERSITY	3	45,000.00	6012016
20012101	MIDDLEBURY COLLEGE	3	205,000.00	4012018
20012901	MONTEREY PENINSULA JR. COLLEGE	3	80,000.00	10012018
20013001	MONTREAT-ANDERSON COLLEGE	3	27,800.00	12012019
20016401	CALIFORNIA STATE UNIVERSITY HOUSING BOND	3	150,000.00	11012021
20016501	CALIFORNIA STATE UNIVERSITY	3	315,000.00	11012021
20016601	SARAH LAWRENCE COLLEGE	3	384,814.00	11012021
20020001	UNIVERSITY OF ALABAMA	3	591,000.00	5012021
20021301	UNIVERSITY OF MONTEVALLO	3	105,554.60	5012023
20022701	UNIVERSITY OF VERMONT	3	768,000.00	10012019

			3,323,464.85

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust I

Delinquency Report (60+Days)

As of July 31, 2015

Loan Number	Borrower Name	Next Payment Due	P and I Due	Current UPB
20021301	UNIV OF MONTEVALLO	5/1/2015	3,554.60	105,554.60
TOTAL			3,554.60	105,554.60

Berkadia Commercial Mortgage

College and University Loan Trust I

Liquidation Report

As of July 31, 2015

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust I	DTL

Remittance Report for July 2015

Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Trust Wires	ACH Debits and Other Wires
20150701	7012015	20003901	COLLEGE OF CHARLESTON	64,000.00	1,935.00	65,935.00	129,000.00	64,000.00	1,935.00	—	65,935.00
											—
											—
											—
											—
System Credits 7/1												65,935.00

System Debits 7/1												—

Bank Credit 7/1													26,126.92

Bank Debit 7/1

Bank Debit 7/1

Trustee Wire 7/1														26,126.92

20150702	5012015	20021301	UNIVERSITY OF MONTEVALLO					7,445.40	—	—	7,445.40
20150702	0	20021301	UNIVERSITY OF MONTEVALLO					—	—	(7,445.40)	(7,445.40)
20150702	0	20021301	UNIVERSITY OF MONTEVALLO					—	—	—	—
20150702	5012015	20021301	UNIVERSITY OF MONTEVALLO					—	1,695.00	—	1,695.00
20150702	0	20021301	UNIVERSITY OF MONTEVALLO					—	—	(1,695.00)	(1,695.00)
20150702	0	20021301	UNIVERSITY OF MONTEVALLO					—	—	—	—
System Credits 7/2												9,140.40

System Debits 7/2												(9,140.40)

Bank Credit 7/2													65,935.00

Bank Debit 7/2 (service fees)															466.73

Bank Debit 7/2

Trustee Wire 7/2														65,468.27

											—
											—
											—
											—
System Credits 7/6												—

System Debits 7/6												—

Bank Credit 7/6

Bank Debit 7/6

Bank Debit 7/6

Trustee Wire 7/6

			TOTALS:	64,000.00	1,935.00	65,935.00	129,000.00	71,445.40	3,630.00	(9,140.40)	65,935.00	65,935.00	92,061.92	91,595.19	466.73

Loans Due in Current Period and Paid in Prior Period:
	none
			TOTALS:	—	—	—	—

Loans Due in Current Period Not Yet Paid:
	none
			TOTALS:	—	—	—	—

			GRAND TOTAL:	64,000.00	1,935.00	65,935.00	129,000.00

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report Reconciliation

July-15

Total System Credits @ 7/31		65,935.00

Total Bank Credits @ 7/31		92,061.92

06/30/15	in transit	(26,126.92)
	payment reversal
	payment reversal
	funds movement adjustment
	payment reversal
	payment reversal
	funds movement adjustment
	overdraft recovery
	funds movement adjustment
	funds movement adjustment
	funds movement adjustment
	Direct to Lender posting
	Direct to Lender posting
	Direct to Lender posting
	Direct to Lender posting
	in transit

Adjusted Bank Credits:		65,935.00

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report Reconciliation

July-15

Total Bank Credits @ 7/31		92,061.92

Total Debits to Trustee @ 7/31		91,595.19

07/02/15	Service Fee	466.73
	Inspection Fees
	Trust Expense
	payment reversal
	overdraft recovery
	payment reversal
	funds movement adjustment
	payment reversal
	payment reversal
	funds movement adjustment
	overdraft recovery
	funds movement adjustment
	funds movement adjustment
	funds movement adjustment
Adjusted Debits to Trustee		92,061.92

Berkadia Commercial Mortgage

College and University Loan Trust I

Collection Account Activity Report

For the Period of August 01, 2015 through August 31, 2015

Collections:
Principal Payments	—
Interest Payments	—

Total Principal and Interest Collections	—

Payments and Reversals Posted to Suspense	—

Total Collections	—

Less: Servicing Fees (not withheld from remittances)	—

Net Collections	—

Berkadia Commercial Mortgage

College & University Facility Loan Trust I

Service Fees Schedule

For the Period of August 01, 2015 through August 31, 2015

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees
no data							—
—
—
—
—
—
—
—
—
—
—
		TOTALS:	—	—	—	—	—

							—	Service Fees due

SF STILL DUE:

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust I

Paid-in-Full Loans

For the Period of August 01, 2015 through August 31, 2015

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date
none to report
	TOTAL:	—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Summary of Partial Prepayments

For the Period of August 01, 2015 through August 31, 2015

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount
none to report
	TOTAL:	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Trial Balance

As of August 31, 2015

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date
20001201	ATLANTIC UNION COLLEGE	3	88,272.76	5012023
20001401	AZUSA PACIFIC UNIVERSITY-1967#95-403850	3	113,000.00	4012017
20002401	BOSTON UNIVERSITY	3	348,618.00	12312022
20003901	COLLEGE OF CHARLESTON	3	65,000.00	7012016
20006502	FAIRLEIGH DICKINSON UNIVERSITY	3	36,405.49	11012020
20010801	LONG ISLAND UNIVERSITY	3	45,000.00	6012016
20012101	MIDDLEBURY COLLEGE	3	205,000.00	4012018
20012901	MONTEREY PENINSULA JR. COLLEGE	3	80,000.00	10012018
20013001	MONTREAT-ANDERSON COLLEGE	3	27,800.00	12012019
20016401	CALIFORNIA STATE UNIVERSITY HOUSING BOND	3	150,000.00	11012021
20016501	CALIFORNIA STATE UNIVERSITY HOUSING BOND	3	315,000.00	11012021
20016601	SARAH LAWRENCE COLLEGE	3	384,813.95	11012021
20020001	UNIVERSITY OF ALABAMA	3	591,000.00	5012021
20021301	UNIVERSITY OF MONTEVALLO	3	105,554.60	5012023
20022701	UNIVERSITY OF VERMONT	3	768,000.00	10012019

			3,323,464.80

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust I

Delinquency Report (60+Days)

As of August 31, 2015

Loan Number	Borrower Name	Next Payment Due	P and I Due	Current UPB
20021301	UNIV OF MONTEVALLO	5/1/2015	3,554.60	105,554.60
TOTAL			3,554.60	105,554.60

Berkadia Commercial Mortgage

College and University Loan Trust I

Liquidation Report

As of August 31, 2015

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust I	DTL

Remittance Report for August 2015

Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Trust Wires	ACH Debits and Other Wires
no data											—
—
—
—
—
System Credits 8/1												—

System Debits 8/1												—

Bank Credit 8/1

Bank Debit 8/1

Bank Debit 8/1

Trustee Wire 8/1

—
—
—
—
—
—
System Credits 8/2												—

System Debits 8/2												—

Bank Credit 8/2

Bank Debit 8/2 (service fees)

Bank Debit 8/2

Trustee Wire 8/2

			TOTALS:	—	—	—	—	—	—	—	—	—	—	—	—

Loans Due in Current Period and Paid in Prior Period:
none
			TOTALS:	—	—	—	—

Loans Due in Current Period Not Yet Paid:
none
			TOTALS:	—	—	—	—

			GRAND TOTAL:	—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report Reconciliation

August-15

Total System Credits @ 8/31	—

Total Bank Credits @ 8/31	—

in transit
payment reversal
payment reversal
funds movement adjustment
payment reversal
payment reversal
funds movement adjustment
overdraft recovery
funds movement adjustment
funds movement adjustment
funds movement adjustment
Direct to Lender posting
Direct to Lender posting
Direct to Lender posting
Direct to Lender posting
in transit

Adjusted Bank Credits:	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report Reconciliation

August-15

Total Bank Credits @ 8/31	—

Total Debits to Trustee @ 8/31	—

Service Fee
Inspection Fees
Trust Expense
payment reversal
overdraft recovery
payment reversal
funds movement adjustment
payment reversal
payment reversal
funds movement adjustment
overdraft recovery
funds movement adjustment
funds movement adjustment
funds movement adjustment
Adjusted Debits to Trustee	—